                                                                          EXECUTION COPY

                                    ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of December 16, 2005, between  Residential Funding
Corporation,  a Delaware  corporation  ("RFC") and Residential  Asset  Securities  Corporation,  a Delaware
corporation (the "Company").

                                                 Recitals

         A.       RFC has entered into seller  contracts  ("Seller  Contracts")  with  certain  sellers and servicers.

         B.       The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter  defined)
originated pursuant to the Seller Contracts with respect thereto.

         C.       The Company,  RFC, as master  servicer,  and U.S. Bank National  Association,  as trustee
(the  "Trustee"),  are entering into a Pooling and Servicing  Agreement dated as of  December 1, 2005  (the
"Pooling and  Servicing  Agreement"),  pursuant to which the Trust  proposes to issue Home Equity  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2005-EMX5 (the "Certificates")  consisting of six classes designated as Class A-1,  Class A-2,  Class A-3, Class SB, Class R-I and Class R-II representing beneficial ownership  interests  solely in a trust fund  consisting  primarily of a pool of adjustable  and fixed rate one-to  four-family  first lien and junior lien mortgage loans identified on Exhibit F-1 to the Pooling and
Servicing Agreement (the "Mortgage Loans").

         D.       In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the  Class SB,  Class R-I  and  Class R-II  Certificates  (the  "Retained  Certificates").  The  Class A-1,
Class A-2  and  Class A-3  Certificates  were offered to  investors  pursuant to a  preliminary  prospectus supplement dated December 6, 2005 (the "Preliminary Prospectus Supplement").

         E.       In  connection  with  the  purchase  of  the  Mortgage  Loans  and  the  issuance  of the
Certificates,  RFC wishes to make  certain  representations  and  warranties  to the  Company and to assign certain of its rights under the Seller  Contracts to the Company,  and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

         F.       The Company and RFC intend  that the  conveyance  by RFC to the Company of all its right, title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not defined  herein shall have the meanings  assigned  thereto in the Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company  without recourse  all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal  received on or with  respect to the Mortgage  Loans after the Cut-off Date (other than  payments of  principal  and  interest  due on the  Mortgage  Loans  in  December 2005).  In  consideration  of  such assignment,  RFC will  receive  from the  Company,  in  immediately  available  funds,  an amount  equal to
$379,050,000.00  and the Retained  Certificates.  In connection  with such  assignment and at the Company's direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note (other than any
Destroyed  Mortgage Note,  hereinafter  defined) to the order of the Trustee and delivered an assignment of mortgage in  recordable  form to the Trustee or its agent.  A  "Destroyed  Mortgage  Note" means a Mortgage
Note the original of which was permanently lost or destroyed.

         The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge  of the  Mortgage  Loans by RFC to the  Company  to secure a debt or other  obligation  of RFC.
Nonetheless  (a) this  Agreement is intended to be and hereby is deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code
of any other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be a grant by RFC to the  Company of a security  interest  in all of RFC's  right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to (A) the
Mortgage Loans,  including the Mortgage Notes, the Mortgages,  any related insurance policies and all other documents  in the related  Mortgage  Files,  (B) all amounts  payable  pursuant  to the  Mortgage  Loans in accordance  with the terms thereof and (C) any and all general  intangibles  consisting of, arising from or relating to any of the foregoing,  and all proceeds of the  conversion,  voluntary or  involuntary,  of the foregoing  into cash,  instruments,  securities  or other  property,  including,  without  limitation,  all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the possession by the Trustee,  the
Custodian  or any  other  agent of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as constitute  instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts, letters of credit, advices of credit,  investment property,  certificated securities or chattel paper shall be deemed to be "possession by the secured  party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting  the security  interest  pursuant to the Minnesota  Uniform
Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction  (including  without limitation,  Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons  holding such property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications to, or  acknowledgments,  receipts or confirmations from,  financial  intermediaries, bailees or agents (as  applicable)  of the Trustee for the purpose of  perfecting  such  security  interest under  applicable  law. RFC shall,  to the extent  consistent  with this  Agreement,  take such  reasonable actions as may be necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described  above,  such security  interest would be deemed to be a perfected  security  interest of first  priority  under  applicable law and will be maintained as such throughout  the term of this  Agreement.  Without  limiting  the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing  date,  and the Company  shall file,  or  shall  cause to be  filed,  at the  expense  of RFC,  all  filings  necessary  to  maintain  the effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any jurisdiction  to perfect  the  Company's  security  interest  in or lien on the  Mortgage  Loans  including without limitation (x) continuation  statements,  and (y) such other statements as may be occasioned by (1)
any change of name of RFC or the Company,  (2) any change of location of the state of  formation,  place of business or the chief  executive  office of RFC, or (3) any transfer of any interest of RFC in any Mortgage
Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to RFC without recourse  all of its  right,  title  and  interest  in and to the  Retained  Certificates  as  part  of the consideration payable to RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

(i)      Immediately  prior to the  delivery of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien or  security  interest
(other  than (a) rights to  servicing  and  related  compensation,  and (b) any senior  lien  relating to a
Mortgage Loan listed on Schedule A attached  hereto (the "Junior Lien Mortgage  Loans")) and had full right and authority to sell and assign the Mortgage Loans pursuant to this Agreement.

(ii)     The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement  for future advances  thereunder and any and all requirements as to completion of any on-site or off-site  improvements and as to  disbursements  of any escrow  funds  therefor  (including  any escrow funds held to make Monthly
Payments pending  completion of such  improvements)  have been complied with. All costs,  fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

(iii)    The Mortgagor  (including  any party  secondarily  liable under the Mortgage File) has no right of set-off,  defense,  counterclaim  or right of  rescission as to any document in the Mortgage File except as may be provided under the Relief Act.

(iv)     RFC and any  other  originator,  servicer  or  other  previous  owner  of each  Mortgage  Loan has obtained all  licenses  and effected all  registrations  required  under all  applicable  local,  state and federal laws,  regulations and orders,  including without  limitation truth in lending and disclosure laws, necessary to own or originate  the  Mortgage  Loans (the failure to obtain such  licenses or to comply with such laws, regulations and orders would make such Mortgage Loans void or voidable).

(v)      A policy of title  insurance,  in the form and  amount  that is in  material  compliance  with the
Program  Guide,  was effective as of the closing of each Mortgage  Loan, is valid and binding,  and remains in full force and effect except for Mortgaged  Properties  located in the State of Iowa where an attorney's certificate  has been provided in accordance  with the Program  Guide.  No claims have been made under such title  insurance  policy and no holder of the related  mortgage,  including  RFC, has done or omitted to do anything which would impair the coverage of such title insurance policy.

(vi)     Each  Mortgage  Loan is a valid and  enforceable  first  lien (or in the case of the  Junior  Lien
Mortgage  Loans,  junior lien) on the  Mortgaged  Property  subject  only to (1) the lien of  nondelinquent current real property taxes and assessments,  (2) covenants,  conditions and  restrictions,  rights of way, easements  and  other  matters  of  public  record  as of the  date of  recording  of such  Mortgage,  such
exceptions   appearing  of  record  being  acceptable  to  mortgage  lending   institutions   generally  or
specifically  reflected in the appraisal made in connection  with the  origination of the related  Mortgage
Loan,  and (3)  other  matters  to which  like  properties  are  commonly  subject  that do not  materially interfere with the benefits of the security intended to be provided by such Mortgage.

(vii)    All  improvements  which were  considered  in  determining  the  Appraised  Value of the Mortgaged
Property lie wholly within the boundaries  and the building  restriction  lines of the Mortgaged  Premises, or the policy of title insurance  affirmatively  insures against loss or damage by reason of any violation, variation,  encroachment or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey.

(viii)   There  are no  delinquent  tax or  delinquent  assessment  liens  against  the  related  Mortgaged
Property,  and there are no  mechanic's  liens or claims for work,  labor or  material  or any other  liens affecting  such  Mortgaged  Property  which are or may be a lien prior to, or equal  with,  the lien of the
Mortgage  assigned to RFC,  except  those liens that are insured  against by the policy of title  insurance and described in (v) above.

(ix)     Each  Mortgaged  Property  is free of  material  damage  and is in good  repair  and no  notice of condemnation has been given with respect thereto.

(x)      The  improvements  upon the Mortgaged  Property are insured against loss by fire and other hazards as  required by the  Program  Guide,  including  flood  insurance  if  required  under the  National  Flood
Insurance  Act of 1968,  as  amended.  The  Mortgage  requires  the  Mortgagor  to maintain  such  casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to obtain and maintain such  insurance at the  Mortgagor's  expense and to seek  reimbursement therefore from the Mortgagor.

(xi)     The  appraisal  was made by an appraiser who meets the minimum  qualifications  for  appraisers as specified in the Program Guide.

(xii)    Each  Mortgage  Note and  Mortgage  constitutes  a legal,  valid  and  binding  obligation  of the
Mortgagor  enforceable in accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights.

(xiii)   Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)    0.1% of the Mortgage Loans is secured by a leasehold estate.

(xv)     The  information  set forth on the Mortgage  Loan  Schedule  with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

(xvi)    As of the Cut-off Date,  0.1% of the Mortgage  Loans are 30 or more days  Delinquent in payment of principal and interest.  For the purposes of this  representation a Mortgage Loan is considered  Delinquent if a  Subservicer  or the Master  Servicer has made any  advances on the  Mortgage  Loan that have not been reimbursed  out of payments  by the  mortgagor  or on the  mortgagor's  behalf  from a source  other than a
Subservicer, a Seller, the Master Servicer or an affiliated entity of either.

(xvii)   None of the  Mortgage  Loans with  Loan-to-Value  Ratios,  or combined  Loan-to-Value  Ratios with respect to Junior Lien Loans,  at  origination  in excess of 80% are  insured by a  borrower-paid,  primary mortgage insurance policy.

(xviii)  The  weighted  average  Loan-to-Value  Ratio with respect to the Mortgage  Loans,  by  outstanding principal balance at origination, is 83.80%.

(xix)    No more than  approximately  0.4% of the Mortgage  Loans, by outstanding  principal  balance as of the  Cut-off Date, are located in any one zip code area in Arizona.

(xx)     All of the  Mortgage  Loans that are  adjustable-rate  loans will  adjust  semi-annually  based on
Six-Month  LIBOR (as defined in the  Preliminary  Prospectus  Supplement).  Each of the Mortgage Loans that are  adjustable-rate  loans will adjust on the Adjustment Date specified in the related  Mortgage Note to a rate equal to the sum  (rounded as  described  in the  Preliminary  Prospectus  Supplement)  of the related
Index  described  in the  Preliminary  Prospectus  Supplement  and the Note Margin set forth in the related
Mortgage Note,  subject to the limitations  described in the Preliminary  Prospectus  Supplement,  and each
Mortgage Loan has an original  term to maturity from the date on which the first monthly  payment is due of not more than  approximately  30 years.  On each  Adjustment  Date, the Mortgage Rate on each Mortgage Loan that is an  adjustable-rate  loan will be  adjusted  to equal the  related  Index  plus the  related  Gross
Margin,  subject in each case to the Periodic  Rate Cap, the Mortgage Rate and the Minimum  Mortgage  Rate.
The amount of the monthly  payment on each Mortgage Loan that is an  adjustable-rate  loan will be adjusted on the first day of the month  following the month in which the Adjustment  Date occurs to equal the amount necessary  to pay  interest  at the  then-applicable  Mortgage  Rate  to  fully  amortize  the  outstanding principal  balance of such Mortgage Loan over its remaining  term to stated  maturity.  No Mortgage Loan is subject to negative amortization.

(xxi)    With respect to each  Mortgage  constituting  a deed of trust,  a trustee,  duly  qualified  under applicable  law to serve as such,  has been  properly  designated  and  currently so serves and is named in such  Mortgage,  and no fees or expenses are or will become  payable by the holder of the Mortgage  Loan to the  trustee  under the deed of trust,  except in  connection  with a trustee's  sale after  default by the
Mortgagor.

(xxii)   Approximately  16.48% of the Mortgaged  Properties  (by  outstanding  principal  balance as of the
Cut-off  Date),  are units in detached  planned unit  developments.  Approximately  3.79% of the  Mortgaged
Properties (by outstanding  principal  balance as of the Cut-off Date),  are units in attached planned unit developments.  Approximately  1.50% of the Mortgaged  Properties (by  outstanding  principal  balance as of the Cut-off Date),  are units in  townhouses.  None of the Mortgaged  Properties are units in  manufactured housing  developments.  Approximately 6.96% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off  Date),  are  condominium  units.  Each  Mortgaged  Property is suitable  for  year-round occupancy.

(xxiii)  Approximately  93.87% of the Mortgaged  Properties  (by  outstanding  principal  balance as of the
Cut-off  Date) are  secured by the  owner's  primary  residence.  Approximately  3.69% an of the  Mortgaged
Properties (by outstanding  principal  balance as of the Cut-off Date) are secured by the owner's second or vacation residence.  Approximately 2.44% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off Date) are secured by a non-owner occupied residence.

(xxiv)   Approximately  65.11% of the Mortgaged  Properties  (by  outstanding  principal  balance as of the
Cut-off Date),  are secured by detached  one-family  dwelling units.  Approximately  6.12% of the Mortgaged
Properties (by outstanding  principal  balance as of the Cut-off Date),  are secured by two- to four-family dwelling units.

(xxv)    The average  outstanding  principal balance of the Mortgage Loans at origination was approximately
$157,387.  No  Mortgage  Loan at  origination  had a  principal  balance of less than  $13,200 or more than
$787,500.

(xxvi)   As of the Cut-off Date,  all Mortgage Rate  adjustments on the Mortgage Loans that have reached an
Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

(xxvii)  Any escrow  arrangements  established with respect to any Mortgage Loan are in compliance with all applicable  local,  state and federal  laws and are in  compliance  with the terms of the related  Mortgage
Note.

(xxviii) Except as otherwise  specifically  set forth  herein,  there is no default,  breach,  violation or event of  acceleration  existing  under any Mortgage  Note or Mortgage and no event which,  with notice and expiration  of any  grace or cure  period,  would  constitute  a  default,  breach,  violation  or event of acceleration,  and no such default,  breach,  violation or event of acceleration  has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

(xxix)   Each Mortgage Loan  constitutes a "qualified  mortgage"  under Section  860G(a)(3)(A)  of the Code and Treasury  Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section  1.860G-2(a)(3) or Treasury Regulation Section  1.860G-2(f)(2) or
any  other  provision  that  would  allow  a  Mortgage  Loan  to  be  treated  as  a  "qualified  mortgage"
notwithstanding  its failure to meet the  requirements  of Section  860G(a)(3)(A)  of the Code and Treasury
Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

(xxx)    No more than  61.41% of the  Mortgage  Loans have been  classified  by RFC as Credit  Grade A4, no more than 26.69% of the Mortgage Loans have been  classified by RFC as Credit Grade AX Mortgage  Loans,  no more than 10.71% of the Mortgage Loans have been  classified by RFC as Credit Grade AM Mortgage  Loans,  no more than 1.18% of the Mortgage Loans have been  classified by RFC as Credit Grade B Mortgage  Loans,  none of the  Mortgage  Loans  have been  classified  by RFC as Credit  Grade C  Mortgage  Loans and 0.01% of the
Mortgage  Loans have been  classified by RFC as Credit Grade CM Mortgage  Loans,  in each case as described generally in the Preliminary Prospectus Supplement.

(xxxi)   [Reserved].

(xxxii)    No  Mortgage  Loan is a  graduated  payment  loan or has a  shared  appreciation  or  contingent interest feature.

(xxxiii) With respect to each Mortgage Loan,  either (i) each Mortgage Loan contains a customary  provision for the acceleration of the payment of the unpaid  principal  balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold  without the prior  consent of the  mortgagee  thereunder  or (ii) the
Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

(xxxiv)  No Mortgage Loan provides for deferred interest or negative amortization.

(xxxv)   None of the Mortgage Loans are buydown Mortgage Loans.

(xxxvi)  Each Mortgaged  Property is a single parcel of real estate with a one- to four-unit  single family residence thereon, a condominium unit, a manufactured  housing unit, a unit in a townhouse,  a planned unit development,  a  leasehold  or a modular  home;  and no  Mortgage  Property  consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation.

(xxxvii) No more than  approximately  27.3% of the Mortgage Loans (by outstanding  principal  balance as of the Cut-off Date),  were made to Mortgagors  with credit scores as described  generally in the  Preliminary
Prospectus  Supplement  of less than 600  excluding  Mortgagors  whose credit  scores are not  available to
RFC.  The  weighted  average  of the credit  scores  for the  Mortgage  Loans for which  Credit  Scores are available to RFC was approximately 629 as of the Cut-off Date.

(xxxviii)         No  instrument  of release or waiver has been  executed in  connection  with the Mortgage
Loans,  and no Mortgagor has been released,  in whole or in part from its  obligations in connection with a
Mortgage Loan.

(xxxix)  The weighted  average  remaining  term to stated  maturity of the Mortgage Loans as of the cut-off date will be  approximately  340 months.  The weighted  average  original  term to maturity of the Mortgage
Loans as of the cut-off date will be approximately 342 months.

(xl)     None of the Mortgage  Loans are subject to the Home  Ownership and Equity  Protection  Act of 1994
("HOEPA").

(xli)    To the best of RFC's  knowledge,  the  Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(xlii)   None of the  proceeds of any  Mortgage  Loan were used to finance the  purchase of single  premium credit insurance policies.

(xliii)  No Mortgage Loan has a prepayment  penalty term that extends  beyond three years after the date of origination.

(xliv)   Approximately 9.4% of the Mortgage Loans are Balloon Mortgage Loans.

(xlv)    None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of such Mortgage  Loan,  are referred to as (1) "high cost" or "covered"  loans or (2)
any other similar  designation if the law imposes greater  restrictions  or additional  legal liability for residential mortgage loans with high interest rates, points and/or fees.

(xlvi)   [Reserved].

(xlvii)  Each Mortgage Loan as of the time of its  origination  complied in all material  respects with all applicable local, state and federal laws,  including,  but not limited to, all applicable predatory lending laws.

(xlviii) No Mortgage Loan was  originated  on or after  October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia.

(xlix)   No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the current  Appendix E of the  Standard & Poor's  Glossary For File Format For LEVELS(R)Version  5.6(c)
(attached  hereto as Exhibit  A);  provided  that no  representation  and  warranty  is made in this clause
(xlix) with  respect to 0.1% of the  Mortgage  Loans (by  outstanding  principal  balance as of the Cut-off
Date),  secured by property  located in the State of Kansas or with respect to 0.2% of the  Mortgage  Loans
(by  outstanding  principal  balance as of the Cut-off Date),  secured by property  located in the State of
West Virginia.

         Upon  discovery  by RFC or upon  notice  from  the  Company  or the  Trustee  of a  breach  of the foregoing  representations  and  warranties in respect of any Mortgage  Loan,  or upon the  occurrence of a
Repurchase Event (as described in Section 5 below),  which  materially and adversely  affects the interests of any holders of the  Certificates,  the Certificate  Insurer or the Company in such Mortgage Loan (notice of which breach or occurrence  shall be given to the Company by RFC, if it discovers the same),  RFC shall, within 90 days after the earlier of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all  material  respects or,  except as  otherwise  provided in Section 2.04 of the
Pooling and Servicing  Agreement,  either  (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the  Purchase  Price for such  Mortgage  Loan or (ii)  substitute a
Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the  manner  and  subject to the limitations  set  forth in  Section  2.04 of the  Pooling  and  Servicing  Agreement.  Notwithstanding  the
foregoing,  RFC shall not be required to cure  breaches,  Repurchase  Events or purchase or substitute  for
Mortgage  Loans as provided  above if the  substance of such breach or  Repurchase  Event also  constitutes fraud in the  origination  of the Mortgage  Loan.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or  substitute a Mortgage  Loan pursuant to this Section 4 was the representation  set forth in  clause  (xlvii)  of this  Section  4,  then RFC shall pay to the Trust  Fund, concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense  that was  actually  incurred and paid out of or on behalf of the Trust
Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter, concurrently with such payment.

5.       With respect to the Mortgage Loans, a repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date hereof,  the related  Mortgage Loan was not a valid first lien or junior lien in the case of a Junior Lien Loan on the related  Mortgaged  Property  subject  only to (i) the lien of real property  taxes and  assessments  not yet due and payable,  (ii)  covenants,  conditions,  and restrictions,  rights of way,  easements  and other matters of public record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions  as are listed in the Program Guide and (iii)
other matters to which like properties are commonly  subject which do not materially  adversely  affect the value, use, enjoyment or marketability of the Mortgaged Property.

6.       Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company,  and the
Company hereby  assumes,  all of RFC's rights and  obligations  under the Seller  Contracts with respect to the Mortgage  Loans to be serviced  under the Pooling and Servicing  Agreement,  insofar as such rights and obligations  relate to (a) any  representations  and warranties  regarding a Mortgage Loan made by a Seller under any Seller  Contract and any remedies  available  under the Seller  Contract for a breach of any such representations  and  warranties  if  (i) the  substance  of such  breach  also  constitutes  fraud  in the origination of the Mortgage Loan or (ii) the  representation  and warranty  relates to the absence of toxic materials or other  environmental  hazards that could affect the  Mortgaged  Property,  or (b) the Seller's obligation  to deliver to RFC the  documents  required to be contained in the Mortgage  File and any rights and remedies  available to RFC under the Seller  Contract in respect of such  obligation or in the event of a breach of such obligation;  provided that,  notwithstanding the assignment and assumption hereunder,  RFC shall have the concurrent right to exercise remedies and pursue  indemnification  upon a breach by a Seller under any Seller Contract of any of its  representations  and warranties and RFC shall exercise  reasonable efforts to enforce a Seller's  obligation to purchase a Mortgage  Loan from the Company in accordance  with the time frame  described in the Program  Guide..  If the Company or RFC asserts that it is not required to cure breaches or to purchase or  substitute  for Mortgage  Loans under the Pooling and Servicing  Agreement because the substance of the breach also  constitutes  fraud in the  origination of any Mortgage Loan, then the substance of the related breach shall  automatically  be deemed to constitute  fraud in the origination of a Mortgage  Loan for purposes of clause (i) of this Section 6;  provided,  however,  that if the related
Seller provides RFC with reasonable  evidence that the substance of such breach does not constitute  fraud, then it shall no  longer be  deemed  to  constitute  fraud in the  origination  of such  Mortgage  Loan for purposes of clause (i) of this Section 6.

7.       RFC hereby  represents  and warrants to the Company that with respect to each Mortgage  Loan,  the
REMIC's  tax basis in each  Mortgage  Loan as of the Closing  Date is equal to or greater  than 100% of the
Stated Principal Balance thereof.

8.       This  Agreement  shall  inure to the benefit of and be binding  upon the parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

9.       RFC, as master servicer under the Pooling and Servicing Agreement (the "Master  Servicer"),  shall not waive (or  permit a  sub-servicer  to waive)  any  Prepayment  Charge  unless:  (i) the  enforceability thereof  shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws  relating to creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local, state or federal  agency has  threatened  legal action if the  prepayment  penalty is  enforced,  (iii) the collectability  thereof shall have been limited due to  acceleration  in connection  with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard and  customary in  servicing  similar  Mortgage
Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable  judgment of the  Master  Servicer,  maximize  recovery  of total  proceeds  taking  into  account  the value of such
Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer waive a Prepayment
Charge in  connection  with a  refinancing  of a  Mortgage  Loan  that is not  related  to a  default  or a reasonably  foreseeable  default.  If a  Prepayment  Charge  is  waived,  but does  not meet the  standards described above,  then the Master Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount  prepaid on the  related  Mortgage
Loan is required to be deposited into the Custodial Account.  Notwithstanding  any other provisions of this
Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                                         [Signature page follows]

DOCSLA1:512245.5
         IN WITNESS WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                 EXHIBIT A

                                                                                REVISED July 11, 2005

APPENDIX  E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending  laws in the  Jurisdictions listed below into three  categories  based upon a combination of factors that include (a) the risk exposure associated  with the assignee  liability  and (b) the tests and  thresholds  set forth in those laws.  Note that certain  loans  classified  by the relevant  statute as Covered are included in Standard & Poor's High
Cost Loan  Category  because  they  included  thresholds  and tests that are  typical of what is  generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
                                   ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Colorado                           Consumer Equity Protection, Colo. Stat. Ann.ss.ss. Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kansas                             Consumer Credit Code, Kan. Stat. Ann.ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.ss.ss.    Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Covered Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------